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                                                                  EXECUTION COPY


                                   AMENDMENT

                           dated as of July 13, 1999


                                      to


Insurance and Indemnity Agreement dated as of December 3, 1996 as amended and restated as of July 21, 1998

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          AMENDMENT dated as of July 13, 1999 to Insurance and Indemnity
Agreement dated as of December 3, 1996 as amended and restated as of July 21, 1998 (the "Warehousing Series Insurance and Indemnity Agreement") among Financial Security Assurance Inc. ("Financial Security"), Arcadia Automobile Receivables Warehouse Trust, Arcadia Receivables Finance Corp., and Arcadia Financial Ltd. ("AFL"). Capitalized terms used herein and not defined have the meanings set forth in the Warehousing Series Insurance and Indemnity Agreement.

          WHEREAS, the parties to the Warehousing Series Insurance and Indemnity Agreement (the "Parties") have heretofore executed the Warehousing Series Insurance and Indemnity Agreement; and

          WHEREAS, the Parties wish to amend the Warehousing Series Insurance and Indemnity Agreement.

          NOW, THEREFORE, the Parties agree that the Warehousing Series Insurance and Indemnity Agreement is hereby amended as follows:

          Section 1. AMENDMENT. Clause (j) of Section 5.01 of the Warehousing Series Insurance and Indemnity Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

      "(j) the occurrence of an "Event of Default" under the Sale and Servicing Agreement; or"

          Section 2. COUNTERPARTS. This Amendment to the Warehousing Series Insurance and Indemnity Agreement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Warehousing Series Insurance and Indemnity Agreement.

          Section 3. RATIFICATION OF THE WAREHOUSING SERIES INSURANCE AND INDEMNITY AGREEMENT. Except as provided herein, all provisions, terms and conditions of the Warehousing Series Insurance and Indemnity Agreement shall remain in full force and effect. As amended hereby, the Warehousing Series Insurance and Indemnity Agreement is ratified and confirmed in all respects.

          Section 4. AUTHORIZATION. By its execution hereof, Financial Security Assurance Inc. hereby instructs the Owner Trustee of Arcadia Automobile Receivables Warehouse Trust, in accordance with the Trust Agreement, to execute this Amendment.

          Section 5. LIMITATION OF OWNER TRUSTEE LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Amendment the Warehousing Series Insurance and Indemnity Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking

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and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment to the Warehousing Series Insurance and Indemnity Agreement or the other related documents.


                                       2

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Warehousing Series Insurance and Indemnity Agreement as of the date set forth on the first page hereof.


                                       FINANCIAL SECURITY ASSURANCE INC.


                                       By: /s/ Dan Farrell
                                           -------------------------------------
                                                  Authorized Officer


                                       ARCADIA RECEIVABLES FINANCE CORP.


                                       By: /s/ John Witham
                                           -------------------------------------
                                           Name:  John Witham
                                           Title: SVP & CFO


                                       ARCADIA FINANCIAL LTD.


                                       By: /s/ John Witham
                                           -------------------------------------
                                           Name:  John Witham
                                           Title: EVP & CFO


                                       ARCADIA AUTOMOBILE RECEIVABLES
                                          WAREHOUSE TRUST

                                       By: Wilmington Trust Company, not in
                                       its individual capacity, but solely in
                                       its capacity as Owner Trustee


                                       By: /s/ Denise M. Geran
                                           -------------------------------------
                                           Name:  Denise M. Geran
                                           Title: Senior Financial Services
                                                     Officer